GOODWILL	12 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
GOODWILL	GOODWILL
The following table presents the carrying amount for our company’s goodwill:

	As of
US$ MILLIONS	Dec. 31, 2024	Dec. 31, 2023
Balance at beginning of the year	$1,726	$518
Acquisitions through business combinations(1)	—	1,163
Foreign currency translation and other	(117)	45
Balance at end of the year	$1,609	$1,726

(1)See Note 5, Acquisition of Businesses, for additional information.
Goodwill is evaluated for impairment annually or more often if events or circumstances indicate there may be impairment. Impairment is determined by assessing if the carrying value of cash generating units or a group of cash generating units, including the allocated goodwill, exceeds its recoverable amount determined as the greater of the estimated fair value less costs of disposal or the value in use. During 2024, the recoverable amount exceeded the carrying amount of each cash generating unit.
Goodwill is allocated to the following cash generating units or group of cash generating units:

	As of
US$ MILLIONS	Dec. 31, 2024	Dec. 31, 2023
Global intermodal logistics operation(1)	$1,163	$1,163
Brazilian regulated gas transmission operation	411	526
U.K. regulated distribution operation	35	37
Total	$1,609	$1,726

(1)See Note 5, Acquisition of Businesses, for additional information.
The recoverable amount of the goodwill has been determined using a discounted cash flow model whereby the fair value measurement is classified under level 3 on the fair value hierarchy. The key inputs in determining the fair value of each cash generating unit under the discounted cash flow model are the utilization of discount rates ranging from 11% to 17%, terminal value multiples of 5x to 15x and discrete cash flow periods from 10 to 18 years (2023: 11% to 17%, 10x to 15x, and 9 to 18 years, respectively).